Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
28.	SUBSEQUENT EVENTS

Numerous subsequent events disclosures are being made elsewhere in these consolidated financial statements. Subsequent events have been reviewed through the date these consolidated financial statements were issued and required no adjustments or disclosures other than the following (Note 19):

On February 6, 2024, the Company entered into a Sale and Purchase Agreement (the “Purchase Agreement”), by and among the Company, Handshake Networking Limited (“Handshake”), and three Hong Kong residents (the “Purchasers”), in which the Company sold 510 ordinary shares of Handshake, representing 51% of the issued and outstanding share capital of the Handshake, to the Purchasers in exchange for (i) $510 Hong Kong dollars (approximately $65) and (ii) the cancellation of 1,091 ordinary shares of the Company beneficially owned by the Purchasers. As a result of this transaction, Handshake ceased to be a subsidiary of the Company.

On March 22, 2024, the Company and Tu Jingyi (“Mr. Tu”) agreed on a settlement plan in connection with the balance of related party receivables, related party payables and borrowings with Mr. Tu and his controlled entities, and the lawsuits that Mr. Tu and his controlled entities has filed against the Company (Note 23). The balances in the settlement agreement were calculated as of January 31, 2024. The Company and Mr. Tu have agreed to the following pursuant to the settlement plan:

a.	The Company will transfer all of the amounts of related party receivables and related party payables with Mr. Tu and his controlled entities group to GFAI Shenzhen; and Mr. Tu and his controlled entities will transfer all of the amounts of related party receivables and related party payables with the Company to CIOT;

b.	After the transfer of balances under (a) above, the amount that Company due from CIOT was at approximately $9.02 million, and the amount that due to CIOT was approximately at $4.03 million. And after the net-off arrangement with the balances mentioned above, the Company will have a remaining balance due from CIOT approximately at $5.0 million ;

c.	The Company will repay the borrowings from Mr. Tu and Guardforce Holdings (HK) Limited, including the principal of approximately $3.1 million (Note 23) and all the accrued interest approximately of $0.2 million;

d.	Mr. Tu will withdraw all of his lawsuits against the Company, and after the withdrawal of the cases, the freeze on all of the bank accounts of Shenzhen GFAI and Robot Service Shenzhen will be lifted.

Upon the execution of the settlement plan on March 22, 2024, through the issuance of the financial report, the Company repaid in a total of $2.2 million through four installmants to settle the borrowings from Mr. Tu and Guardforce Holdings (HK) Limited. On March 27, 2024, Mr. Tu had withdrawn all the claims against the Company.

In March 2024, the Thailand Revenue Department (“RD”) completed their review and audit on the Company’s request for 2019 withholding tax refund and informed the Company that the approved withholding tax refund amount for the Company’s 2019 withholding taxes was approximately THB 22.0 million (approximately $0.6 million). In addition, the RD informed the Company to settle an aggregate of THB7.9 million (approximately $0.23 million) for the underpayment of withholding taxes of approximately THB5.4 million (approximately $0.16 million) and VAT of approximately THB2.5 million (approximately $0.07 million) relating to a cross-border consultancy agreement executed during August 2019 to January 2022. The RD will deduct THB5.4 million (approximately $0.16 million) from the approved withholding tax refunded amount, and the RD instructed the Company to pay the THB2.5 million (approximately $0.07 million) in cash. The Company has made provision for these amounts during the year ended December 31, 2023.